Exhibit 10.2

United States Steel Corporation 600 Grant Street Pittsburgh, PA 15219	U. S. Steel Receivables LLC 600 Grant Street Pittsburgh, PA 15219

April 10, 2006

The Bank of Nova Scotia One Liberty Plaza New York, New York 10006 Attention: Darren Ward	JPMorgan Chase Bank, N.A. Asset Finance Group 270 Park Avenue New York, NY 10017 Attention: Mark J. Connor

Liberty Street Funding Corp. c/o Global Securitization Services, LLC 114 West 47th Street New York, New York 10036 Attention: Andrew L. Stidd	JPMorgan Chase Bank, N.A. 450 West 33rd Street 15th Floor New York, New York 10001 Attention: Quintanna Parsons-Perry

Re:	Amended and Restated Receivables Purchase Agreement dated as of November 28, 2001 among U.S. Steel Receivables LLC as Seller (the “Seller”), United States Steel Corporation (formerly United States Steel, LLC), as initial Servicer (the “Servicer”), the persons party thereto as CP Conduit Purchasers, Committed Purchasers and Funding Agents and The Bank of Nova Scotia as Collateral Agent (the “Collateral Agent”) (as amended, supplemented or otherwise modified from time to time and in effect, the “RPA”)

Ladies and Gentlemen:

It is our understanding that following receipt of each acceptance from the Collateral Agent, the Funding Agents and the Purchasers in the form attached hereto as Exhibit A (each, an “Acceptance”), the Seller and the Servicer shall be permitted to exclude all the Receivables (“Excluded Receivables”) owed by the Excluded Obligor that is described in each Acceptance (each, an “Excluded Obligor”) from the calculations of the Default Ratio, Delinquency Ratio and Dilution Ratio performed under the RPA. From and after the date of each Exclusion Notice delivered under the related Acceptance, it is also our mutual understanding that Excluded Receivables are not Eligible Receivables, but remain Receivables. Each of the parties hereto shall confirm this understanding by executing this letter in the space provided and returning a copy of that acknowledgement to the Servicer and the Collateral Agent.

Capitalized terms used in this letter that are not otherwise defined have the meanings ascribed to them in the RPA.

Please telephone the undersigned if you have any questions or concerns with respect to this matter.

Thank you.

Accepted and Agreed:

U. S. STEEL RECEIVABLES LLC		UNITED STATES STEEL CORPORATION, as Servicer

By:	/s/ L. T. Brockway	By:	/s/ L. T. Brockway
	L. T. Brockway		L. T. Brockway
	Vice President		Vice President & Treasurer

Accepted and agreed:

Collateral Agent, Funding Agents and Purchasers:

THE BANK OF NOVA SCOTIA, as a Committed Purchaser for Liberty Street Funding Corp., as Funding Agent for Liberty Street Funding Corp. and The Bank of Nova Scotia, as Purchasers and as Collateral Agent		LIBERTY STREET FUNDING CORP., as a CP Conduit Purchaser

By:	/s/ Norman Last	By:	/s/ Bernard J. Angelo
Name:	Norman Last	Name:	Bernard J. Angelo
Title:	Managing Director	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Committed Purchaser for Park Avenue Receivables Company, LLC and as Funding Agent for Park Avenue Receivables Company, LLC and JPMorgan Chase Bank, N.A., as Purchasers		PARK AVENUE RECEIVABLES COMPANY, LLC, as a CP Conduit Purchaser BY: JPMORGAN CHASE BANK, N.A., as attorney-in-fact

By:	/s/ Leo Loughead	By:	/s/ Leo Loughead
Name:	Leo Loughead	Name:	Leo Loughead
Title:	Managing Director	Title:	Managing Director

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United States Steel Corporation 600 Grant Street Pittsburgh, PA 15219	U. S. Steel Receivables LLC 600 Grant Street Pittsburgh, PA 15219

AGREEMENT TO EXCLUDE RECEIVABLES

April [    ], 2006

The Bank of Nova Scotia One Liberty Plaza New York, New York 10006 Attention: Darren Ward	JPMorgan Chase Bank, N.A. Asset Finance Group 270 Park Avenue New York, NY 10017 Attention: Mark J. Connor

Liberty Street Funding Corp. c/o Global Securitization Services, LLC 114 West 47th Street New York, New York 10036 Attention: Andrew L. Stidd	JPMorgan Chase Bank, N.A. 450 West 33rd Street 15th Floor New York, New York 10001 Attention: Quintanna Parsons-Perry

Re:	Acceptance Letter regarding the Amended and Restated Receivables Purchase Agreement dated as of November 28, 2001 among U.S. Steel Receivables LLC as Seller (the “Seller”), United States Steel Corporation (formerly United States Steel, LLC), as initial Servicer (the “Servicer”), the persons party thereto as CP Conduit Purchasers, Committed Purchasers and Funding Agents and The Bank of Nova Scotia as Collateral Agent (the “Collateral Agent”) (as amended, supplemented or otherwise modified from time to time and in effect, the “RPA”)

Ladies and Gentlemen:

This is a request from the Seller and the Servicer pursuant to the Letter Agreement dated April 10, 2006 (the “Letter Agreement”) regarding the exclusion of certain Receivables from the calculations of the Default Ratio, Delinquency Ratio and Dilution Ratio performed under the RPA. The Seller and the Servicer request that the Collateral Agent, Funding Agents and Purchasers permit the Seller and the Servicer to exclude all Receivables owed to any Originator or the Seller by [Insert full name of Obligor] (the “Excluded Obligor”) from such calculations.

Each of the Seller and the Servicer, each for itself only, hereby (A) represents and warrants that, immediately prior to and immediately after giving effect to the transactions contemplated by this letter each of the representations, warranties, covenants and agreements made by it under each of the Transaction Documents to which it is a party are true and correct as of the date hereof and no Unmatured Event of Termination or Event of Termination exists or will exist and (B) agrees to provide (or to cause to be provided) to the Collateral Agent and each Funding Agent, a copy of all documents, agreements, instruments, certificates or other reports, records or receipts and to make any reasonable adjustments to any reports delivered or to be delivered under the RPA, if any, relating to the subject matter hereof, as the Collateral Agent or any Funding Agent may reasonably request.

Each of the Seller and the Servicer understands and acknowledges that each of the Collateral Agent, Funding Agents and Purchasers are entering into the transactions

EXHIBIT A

contemplated by this letter on the express understanding with each of the other parties hereto that, in entering into this letter, it is not establishing any course of dealing with any such Person. Each of the Collateral Agent’s, the Funding Agents’ and the Purchasers’ rights to require strict performance with each of the terms and conditions of the RPA and each other Transaction Document shall not in any way be impaired or affected by the execution hereof, except to the extent expressly set forth herein. None of the Collateral Agent, Funding Agents or Purchasers shall be obligated in any manner to execute any future amendments, waivers, letters, agreements, documents or other instruments and if any such amendment, waiver, letter, agreement, document or other instrument is requested in the future, assuming the terms and conditions thereof are otherwise satisfactory to it, each such Person may, in connection with considering whether or not to agree, consent or acknowledge the terms of any such amendment, wavier, letter, agreement, document or other instrument, require the Seller and/or the Servicer to prepare and deliver (or cause to be prepared and delivered) such other reports, historical data or other information in order to determine, in its sole discretion, whether or not to agree, consent or acknowledge the term and conditions thereof.

We ask that each of the Collateral Agent, Funding Agents and Purchasers grant this request by executing this letter in the space provided and returning a copy to the Servicer. The Servicer shall notify each of the Collateral Agent, the Funding Agents and the Purchasers in writing prior to designating all the Receivables from the Excluded Obligor as Excluded Receivables using a notice in the form attached hereto as Exhibit 1 (the “Exclusion Notice”). From and after the date of the Exclusion Notice, neither the Seller nor the Servicer shall without the prior written consent of each of the Collateral Agent, the Funding Agents and the Purchasers include any Excluded Receivables in any of the calculations of the Default Ratio, Delinquency Ratio or Dilution Ratio under the RPA.

Capitalized terms used in this letter that are not otherwise defined have the meanings ascribed to them in the Letter Agreement and the RPA.

Accepted and Agreed:

U. S. STEEL RECEIVABLES LLC		UNITED STATES STEEL CORPORATION, as Servicer

By:		By:
	L. T. Brockway		L. T. Brockway
	Vice President		Vice President & Treasurer

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Accepted and Agreed:

Collateral Agent, Funding Agents and Purchasers:

THE BANK OF NOVA SCOTIA, as a Committed Purchaser for Liberty Street Funding Corp., as Funding Agent for Liberty Street Funding Corp. and The Bank of Nova Scotia, as Purchasers and as Collateral Agent	LIBERTY STREET FUNDING CORP., as a CP Conduit Purchaser

By:	By:
Name:	Name:
Title:	Title:

JPMORGAN CHASE BANK, N.A., as a Committed Purchaser for Park Avenue Receivables Company, LLC and as Funding Agent for Park Avenue Receivables Company, LLC and JPMorgan Chase Bank, N.A., as Purchasers	PARK AVENUE RECEIVABLES COMPANY, LLC, as a CP Conduit Purchaser BY: JPMORGAN CHASE BANK, N.A., as attorney-in-fact

By:	By:
Name:	Name:
Title:	Title:

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United States Steel Corporation 600 Grant Street Pittsburgh, PA 15219	U. S. Steel Receivables LLC 600 Grant Street Pittsburgh, PA 15219

NOTICE OF EXCLUSION OF RECEIVABLES

[            ], 200  _

The Bank of Nova Scotia One Liberty Plaza New York, New York 10006 Attention: Darren Ward	JPMorgan Chase Bank, N.A. Asset Finance Group 270 Park Avenue New York, NY 10017 Attention: Mark J. Connor

Liberty Street Funding Corp. c/o Global Securitization Services, LLC 114 West 47th Street New York, New York 10036 Attention: Andrew L. Stidd	JPMorgan Chase Bank, N.A. 450 West 33rd Street 15th Floor New York, New York 10001 Attention: Quintanna Parsons-Perry

Re:	Acceptance Letter dated April 10, 2006 and Exclusion Agreement dated xx, 20XX regarding the Amended and Restated Receivables Purchase Agreement dated as of November 28, 2001 among U.S. Steel Receivables LLC as Seller (the “Seller”), United States Steel Corporation (formerly United States Steel, LLC), as initial Servicer (the “Servicer”), the persons party thereto as CP Conduit Purchasers, Committed Purchasers and Funding Agents and The Bank of Nova Scotia as Collateral Agent (the “Collateral Agent”) (as amended, supplemented or otherwise modified from time to time and in effect, the “RPA”)

Ladies and Gentlemen:

This is a notice from the Seller and the Servicer pursuant to letter agreement dated                     , 20     granting the request of the Seller and the Servicer to exclude the Receivables of [Insert name of Obligor] (the “Exclusion Agreement”). Accordingly, please be advised that following the date of this notice, the Receivables owed by the Excluded Obligor shall be excluded from the calculations of the Default Ratio, Delinquency Ratio and Dilution Ratio performed under the RPA.

Each of the Seller and the Servicer, each for itself only, hereby (A) represents and warrants that [except for the existence of the Unmatured Termination Event that is caused by including the Receivables owed by the Excluded Obligor in the calculations of the Default Ratio, Delinquency Ratio and Dilution Ratio1], immediately prior to and immediately after giving effect to the transactions contemplated by this letter (i) each of the representations, warranties, covenants and agreements made by it under each of the Transaction Documents to which it is a party are true and correct as of the date hereof and (ii) no Unmatured Event of Termination or Event of Termination exists or will exist, and (B) agrees to provide (or to cause to be provided) to the Collateral Agent and each Funding Agent, a copy of all documents, agreements, instruments, certificates or

[1]	Insert if necessary.

EXHIBIT 1

other reports, records or receipts and to make any reasonable adjustments to any reports delivered or to be delivered under the RPA, if any, relating to the subject matter hereof, as the Collateral Agent or any Funding Agent may reasonably request.

We acknowledge that neither the Seller nor Servicer shall, without the prior written consent of each of the Collateral Agent, the Funding Agents and the Purchasers include any Excluded Receivables in any of the calculations of the Default Ratio, Delinquency Ratio or Dilution Ratio under the RPA.

Capitalized terms used in this letter that are not otherwise defined have the meanings ascribed to them in the Exclusion Agreement and the RPA.

Accepted and Agreed:

U. S. STEEL RECEIVABLES LLC		UNITED STATES STEEL CORPORATION, as Servicer

By:		By:
	L. T. Brockway		L. T. Brockway
	Vice President		Vice President & Treasurer

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